UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 27, 2010

TALECRIS BIOTHERAPEUTICS HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34473 (Commission File Number)	20-2533768 (I.R.S. Employer Identification No.)

P.O. Box 110526 4101 Research Commons 79 T.W. Alexander Drive Research Triangle Park, North Carolina	27709
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 316-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                  On May 27, 2010, Talecris Biotherapeutics Holdings Corp. (the “Company”) entered into an employment letter agreement with John R. Perkins, dated May 25, 2010 (the “Letter Agreement”), that amended certain terms of Mr. Perkins’ employment letter, dated March 2, 2006, as amended on December 19, 2008.  Under the terms of the new arrangement, Mr. Perkins was promoted to Executive Vice President, Global Commercial, and will receive an annual base salary of $420,000.  Mr. Perkins is also eligible to receive an annual performance bonus with a target of 75% of his base salary. The actual amount of the performance bonus will be determined by the Company’s compensation committee in accordance with the Company’s standard compensation plans and policies. In connection with the Letter Agreement, on May 27, 2010, Mr. Perkins and the Company entered into a separation pay agreement, dated May 26, 2010 (the “Separation Pay Agreement”), which is a Code Section 409A compliant severance agreement. The Separation Pay Agreement provides that if Mr. Perkin’s employment is terminated by the Company without Cause or by him for Good Reason (as each is defined in the agreement), he will receive specified benefits, including severance equal to at least 12 month’s base salary and payment of one’s year target bonus. Additionally, for two years following the date of the Separation Pay Agreement, Mr. Perkins will receive an additional cash payment equal to six months base salary if he is eligible for a severance payment following a “Change in Control” as defined in the Company’s 2009 Long Term Incentive Plan.

Copies of the Letter Agreement and the Separation Pay Agreement are annexed to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

No.	Description

10.1

Letter Agreement, dated May 25, 2010, amending the terms of a certain Employment Letter, dated March 2, 2006, as subsequently amended on December 19, 2008, by and between the Company and John R. Perkins

10.2

Separation Pay Agreement, dated May 26, 2010, amending the terms of a certain Employment Letter, dated March 2, 2006, as subsequently amended on December 19, 2008, by and between the Company and John R. Perkins

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALECRIS BIOTHERAPEUTICS
HOLDINGS CORP.

	By:	/s/ John F. Gaither, Jr.
Name: John F. Gaither, Jr.
Title: General Counsel

Date: June 3, 2010

EXHIBIT INDEX

No.	Description

10.1

Letter Agreement, dated May 25, 2010, amending the terms of a certain Employment Letter, dated March 2, 2006, as subsequently amended on December 19, 2008, by and between the Company and John R. Perkins

10.2

Separation Pay Agreement, dated May 26, 2010, amending the terms of a certain Employment Letter, dated March 2, 2006, as subsequently amended on December 19, 2008, by and between the Company and John R. Perkins